Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Morgan Stanley (the “Company”) on Form 10-K for the fiscal year ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen S. Crawford, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of                 operations of the Company.

/S/    STEPHEN S. CRAWFORD

Stephen S. Crawford

Executive Vice President and

Chief Financial Officer

Dated:    February 19, 2003